UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Filed by the Registrant ☒            Filed by the Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

1.	Title of each class of securities to which transaction applies:
______________________________________________________________________________________________________________________________________________________________________________________________

2.	Aggregate number of securities to which transaction applies:
______________________________________________________________________________________________________________________________________________________________________________________________

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________________________________________________________________________________________________________________

4.	Proposed maximum aggregate value of transaction:
______________________________________________________________________________________________________________________________________________________________________________________________

5.	Total fee paid:
______________________________________________________________________________________________________________________________________________________________________________________________

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:
______________________________________________________________________________________________________________________________________________________________________________________________

2.	Form, Schedule or Registration Statement No.:
______________________________________________________________________________________________________________________________________________________________________________________________

3.	Filing Party:
______________________________________________________________________________________________________________________________________________________________________________________________

4.	Date Filed:
______________________________________________________________________________________________________________________________________________________________________________________________

NEWTEK BUSINESS SERVICES CORP.
1981 Marcus Avenue, Suite 130
Lake Success, NY 11042 (212) 356-9500

July 11, 2019

Dear Fellow Stockholder:

We are writing to remind you that a Special Meeting of Shareholders (the “Special Meeting”) of Newtek Business Services Corp. (the “Company”) will be held at 2711 South Ocean Drive, Hollywood, FL 33019 on Friday, August 2, 2019, at 9:00 a.m. local time.

Our records indicate that as of June 21, 2019, the “Record Date” for the Special Meeting, you held shares of the common stock of the Company and, therefore, you are entitled to vote on the matters described in the Company’s Proxy Statement for the Special Meeting (the “Proxy Statement”), and set forth on the proxy card attached thereto, which were mailed to you on or about July 3, 2019. Our records indicate that we have not yet received your vote.

REMEMBER: Your vote is important, no matter how large or small your holdings may be. Please take a moment to vote your shares.

In particular, the Company’s Board of Directors, including the Independent Directors, recommends that you vote your shares in favor of each of the Proposals described in the Proxy Statement and set forth on the proxy card. Voting promptly may help reduce solicitation costs and will eliminate your receiving follow-up phone calls or mailings.

As the date of the Special Meeting approaches, if we have not received your proxy you may receive a phone call from a representative of Georgeson LLC, the Company’s proxy solicitor, reminding you to exercise your right to vote.

Thank you in advance for your participation and your consideration in this extremely important matter.

Sincerely,

/s/ Barry Sloane

Barry Sloane
Chairman, President and
Chief Executive Officer